UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                     Washington, D. C. 20549 - 1004

                               FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE
                             ACT OF 1934

DATE OF REPORT (Date of earliest event reported)  January 15, 1998

                         MacDermid, Incorporated
           (Exact name of registrant as specified in its charter)

                              Connecticut
       (State or other jurisdiction of incorporation or organization)

                    Commission File Number:  0-2413

                              06-0435750
                 (I.R.S. Employer Identification Number)


         245 Freight Street, Waterbury, Connecticut            06702
          (Address of principal executive offices)           (Zip Code)

      Registrant's telephone number, including area code  (203) 575-5700

                                 None
     (Former name or former address, if changed since last report.)

ITEM 5:  Other Events.


     On January 15, 1998, the Registrant issued a press release in which it's Third Quarter Earnings were announced. Included in the press release was an announcement of a three for one stock split. Attached as Exhibit 20 is a copy of the Registrant's press release. This Exhibit is incorporated herein by reference.

ITEM 7.  Financial Statements, ProForma Financial Information and Exhibits.

     Exhibit

       20 Press release dated January 15, 1998 announcing (a) the Registrants Third Quarter Earnings, (b) the vote by the Board of Directors for a 3-for-1 stock split and (c) a dividend.





SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          MacDermid, Incorporated
                                                (Registrant)




                                            /s/ John L. Cordani
                                            By: John L. Cordani
                                            Corporate Secretary
Date: January 15, 1998